                                VOTING AGREEMENT
                                ----------------

         THIS VOTING AGREEMENT ("AGREEMENT") is made and entered into as of the 6th day of May, 1999, by and among PETER KJAER and HANS MICHAEL JEBSEN (together, the "NOMINATORS") on the one hand and those individuals executing this Agreement (the "INVESTOR SHAREHOLDERS") on the other hand.

                                   WITNESSETH:

         WHEREAS, the Investor Shareholders have agreed to purchase securities from Ben-Abraham Technologies, Inc., a Wyoming corporation (the "COMPANY"); and

         WHEREAS, as a condition to the purchase of the securities, the Company, the Investor Shareholders and certain other parties agreed to enter into a Shareholders' Agreement dated of even date herewith (the
"SHAREHOLDERS' AGREEMENT"); and

         WHEREAS, pursuant to Section 2.1(b)(iii) of the Shareholders' Agreement, holders of a majority of the shares held by the Investor Shareholders shall be entitled to nominate three (3) members (the "INVESTOR DIRECTORS") of the Company's Board of Directors; and

         WHEREAS, the Investor Shareholders believe that it is in their best interests to appoint the Nominators, on behalf of the Investor Shareholders, to select the Investor Directors to be elected to the Board of Directors of the Company.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

         1. APPOINTMENT. Subject to the provisions of Section 2, The Investor Shareholders hereby appoint the Nominators to select the Investor Directors on behalf of the Investor Shareholders, at their sole and absolute discretion.

         2. VACANCIES. Upon the death, legal incapacity or removal of or election not to serve by either Nominator, the rights of the Nominators hereunder shall be exercised by the remaining Nominator. In the event of the death, legal incapacity and/or removal or and/or election not to serve by both Nominators, the Investor Shareholders holding a majority of the Shares of all Investor Shareholders may select one or more successors as Nominators. Failure by the Investor Shareholders to select a successor Nominator within sixty (60) calendar days of receiving notice of such death, legal incapacity or Transfer shall be deemed a "TERMINATION EVENT." For the purpose hereof, a Nominator may be removed as a Nominator for any reason upon the vote of Investor Shareholders holding at least 75% of the Shares held by all Investor Shareholders.

         3. TERM. This Agreement shall terminate only upon the earlier to occur of termination of Section 2.1(b)(iii) of the Shareholders' Agreement or a Termination Event.

         4. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon each Investor Shareholder's respective successors, assigns, heirs, personal representatives, transferees and all future holders of the capital stock of the Company held by the Investor Shareholders and in no event may any Investor Shareholder transfer his Shares in any manner without such transferee becoming a party to this Agreement.

         5. AMENDMENTS. Any amendments to this Agreement shall be in writing and shall be signed by all of the parties hereto.

         6. REMEDIES FOR BREACH. The Investor Shareholders acknowledge that the Nominators may not have an adequate remedy at law for the material breach or threatened breach by any party of any one or more of the provisions set forth in this Agreement and agree that, in the event of any such material breach or threatened breach, in addition to the other remedies that may be available to them, any of the Nominators may file a suit in equity, without notice or bond, for specific performance or to enjoin any party from the breach or threatened breach of such terms and conditions. In addition to all other relief, the parties hereto shall be entitled to recover all costs and attorneys' fees which may be incurred by them in enforcing their rights against a party hereto that has breached or threatened to breach this Agreement.

         7. PARTIAL INVALIDITY. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, as finally determined by a court of competent jurisdiction, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by applicable law.

         8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall be deemed to constitute one and the same agreement.

         9. WAIVER. The waiver of a breach of any provision of this Agreement by the Company or any Shareholder party to this Agreement or the failure of the Company or any Shareholder party to this Agreement to insist upon the strict performance of any provision hereof shall not constitute a waiver of any subsequent breach or of any subsequent failure to perform.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         11. DEFINED TERMS. Capitalized terms used and not otherwise defined in this Agreement, shall have the meanings described in the Shareholders' Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             NOMINATORS:


                                             /s/ Peter Kjaer
                                             _________________________________
                                             PETER KJAER


                                             /s/ Hans Michael Jebsen
                                             _________________________________
                                             HANS MICHAEL JEBSEN


                                             INVESTOR SHAREHOLDERS:


                                             /s/ Hans Michael Jebsen
                                             _________________________________


                                             /s/ King Cho Fung
                                             _________________________________


                                             /s/ Stanley Ho
                                             _________________________________

                                VOTING AGREEMENT


         THIS VOTING AGREEMENT ("AGREEMENT") is made and entered into as of the 6th day of May, 1999, by and among VICTOR MORGENSTERN and FRED HOLUBOW (together, the "NOMINATORS") on the one hand and those individuals executing this Agreement (the "INVESTOR SHAREHOLDERS") on the other hand.

                                   WITNESSETH:

         WHEREAS, the Investor Shareholders have agreed to purchase securities from Ben-Abraham Technologies, Inc., a Wyoming corporation (the "COMPANY"); and

         WHEREAS, as a condition to the purchase of the securities, the Company, the Investor Shareholders and certain other parties agreed to enter into a Shareholders' Agreement dated of even date herewith (the "SHAREHOLDERS' AGREEMENT"); and

         WHEREAS, pursuant to Section 2.1(b)(ii) of the Shareholders' Agreement, holders of a majority of the shares held by the Investor Shareholders shall be entitled to nominate three (3) members (the "INVESTOR DIRECTORS") of the Company's Board of Directors; and

         WHEREAS, the Investor Shareholders believe that it is in their best interests to appoint the Nominators, on behalf of the Investor Shareholders, to select the Investor Directors to be elected to the Board of Directors of the Company.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

         1. APPOINTMENT. Subject to the provisions of Section 2, the Investor Shareholders hereby appoint the Nominators to select the Investor Directors on behalf of the Investor Shareholders, at their sole and absolute discretion.

         2. VACANCIES. Upon the death, legal incapacity or removal of or election not to serve by either Nominator, the rights of the Nominators hereunder shall be exercised by the remaining Nominator. In the event of the death, legal incapacity and/or removal or and/or election not to serve by both Nominators, the Investor Shareholders holding a majority of the Shares of all Investor Shareholders may select one or more successors as Nominators. Failure by the Investor Shareholders to select a successor Nominator within sixty (60) calendar days of receiving notice of such death, legal incapacity or Transfer shall be deemed a "TERMINATION EVENT." For purposes hereof, a Nominator may be removed as a Nominator for any reason upon the vote of Investor Shareholders holding at least 75% of the Shares held by all Investor Shareholders.

         3. TERM. This Agreement shall terminate only upon the earlier to occur of termination of Section 2.1(b)(ii) of the Shareholders' Agreement or a Termination Event.

         4. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon each Investor Shareholder's respective successors, assigns, heirs, personal representatives, transferees and all future holders of the capital stock of the Company held by the Investor Shareholders and in no event may any Investor Shareholder transfer his Shares in any manner without such transferee becoming a party to this Agreement.

         5. AMENDMENTS. Any amendments to this Agreement shall be in writing and shall be signed by all of the parties hereto.

         6. REMEDIES FOR BREACH. The Investor Shareholders acknowledge that the Nominators may not have an adequate remedy at law for the material breach or threatened breach by any party of any one or more of the provisions set forth in this Agreement and agree that, in the event of any such material breach or threatened breach, in addition to the other remedies that may be available to them, any of the Nominators may file a suit in equity, without notice or bond, for specific performance or to enjoin any party from the breach or threatened breach of such terms and conditions. In addition to all other relief, the parties hereto shall be entitled to recover all costs and attorneys' fees which may be incurred by them in enforcing their rights against a party hereto that has breached or threatened to breach this Agreement.

         7. PARTIAL INVALIDITY. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, as finally determined by a court of competent jurisdiction, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by applicable law.

         8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall be deemed to constitute one and the same agreement.

         9. WAIVER. The waiver of a breach of any provision of this Agreement by the Company or any Shareholder party to this Agreement or the failure of the Company or any Shareholder party to this Agreement to insist upon the strict performance of any provision hereof shall not constitute a waiver of any subsequent breach or of any subsequent failure to perform.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         11. DEFINED TERMS. Capitalized terms used and not otherwise defined in this Agreement, shall have the meanings described in the Shareholders' Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                      NOMINATORS:


                                      /s/ Victor Morgenstern
                                      -----------------------------------------
                                      VICTOR MORGENSTERN


                                      /s/ Fred Holubow
                                      -----------------------------------------
                                      FRED HOLUBOW


                                      INVESTOR SHAREHOLDERS:

                                      /s/ Irving B. Harris Revocable Trust
                                      -----------------------------------------

                                      /s/ Virginia H. Polsky Trust
                                      -----------------------------------------

                                      /s/ Roxanne H. Frank Trust
                                      -----------------------------------------

                                      /s/ Couderay Partners
                                      -----------------------------------------

                                      /s/ Jerome Kahn, Jr. Revocable Trust
                                      -----------------------------------------

                                      /s/ Fred Holubow
                                      -----------------------------------------

                                      /s/ Morningstar Trust by Faye Morgenstern,
                                      -----------------------------------------
                                      Trustee
                                      -----------------------------------------

                                      /s/ Victor Morgenstern
                                      -----------------------------------------

                                      /s/ Resolute Partners by Victor
                                      -----------------------------------------
                                      Morgenstern
                                      -----------------------------------------

                                      /s/ Goldstein Asset Management
                                      -----------------------------------------

                                      /s/ Lawrence Goldstein
                                      -----------------------------------------

                                      /s/ Burton W. Ruder, Linda Ruder, Trustee
                                      -----------------------------------------

                                      /s/ James S. Levy Trust, James S. Levy,
                                      -----------------------------------------
                                      Trustee
                                      -----------------------------------------

                                      /s/ Ronald Nash
                                      -----------------------------------------

                                      /s/ Edward S. Loeb Revocable Trust,
                                      -----------------------------------
                                      Edward S. Loeb, Trustee
                                      -----------------------------------------

                                      /s/ Steven J. Reid
                                      -----------------------------------------

                                      /s/ Gary N. Wilner
                                      -----------------------------------------

                                      /s/ Jarvis H. Friduss
                                      -----------------------------------------

                                      /s/ Anita Nagler
                                      -----------------------------------------

                                      /s/ JO & Co. by Ross J. Mangano, Partner
                                      -----------------------------------------

                                      /s/ Sherwin Zuckerman
                                      -----------------------------------------

                                      /s/ The Levenstein & Resnick Profit
                                      -----------------------------------
                                      Sharing Plan & Trust by Gary I.
                                      -------------------------------
                                      Levenstein, Trustee
                                      -----------------------------------------

                                      /s/ Mitchell I. Dolins Trust, Mitchell I.
                                      -----------------------------------------
                                      Dolins, Trustee
                                      -----------------------------------------

                                      /s/ Sheldon M. Bulwa
                                      -----------------------------------------

                                      /s/ Stephen M. Simes
                                      -----------------------------------------

                                      /s/ Howard Schraub
                                      -----------------------------------------